INVESTOR PRESENTATION

THIRD QUARTER 2024


Capital City Bank
Corporate Headquarters, Tallahassee, Fla.

NASDAQ: CCBG

Capital City Bank Group

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this Presentation are based on current plans and expectations that are subject to uncertainties and risks, which could cause our future results to differ materially. The words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "target," "vision," "goal," and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause our actual results to differ: our ability to successfully manage credit risk, interest rate risk, liquidity risk, and other risks inherent to our industry; the effects of changes in the level of checking or savings account deposits and the competition for deposits on our funding costs, net interest margin and ability to replace maturing deposits and advances; legislative or regulatory changes; adverse developments in the financial services industry generally; inflation, interest rate, market and monetary fluctuations; uncertainty in the pricing of residential mortgage loans that we sell, as well as competition for the mortgage servicing rights related to these loans; interest rate risk and price risk resulting from retaining mortgage servicing rights and the effects of higher interest rates on our loan origination volumes; changes in monetary and fiscal policies of the U.S. Government; the cost and effects of cybersecurity incidents or other failures, interruptions, or security breaches of our systems or those of our customers or third-party providers; the effects of fraud related to debit card products; the accuracy of our financial statement estimates and assumptions; changes in accounting principles, policies, practices or guidelines; the frequency and magnitude of foreclosure of our loans; the effects of our lack of a diversified loan portfolio; the strength of the local economies in which we operate; our ability to declare and pay dividends; structural changes in the markets for origination, sale and servicing of residential mortgages; our ability to retain key personnel; the effects of natural disasters (including hurricanes), widespread health emergencies (including pandemics), military conflict, terrorism, civil unrest or other geopolitical events; our ability to comply with the extensive laws and regulations to which we are subject; the impact of the restatement of our previously issued consolidated statements of cash flows; any deficiencies in the processes undertaken to effect these restatements and to identify and correct all errors in our historical financial statements that may require restatement; any inability to implement and maintain effective internal control over financial reporting and/or disclosure control or inability to remediate our existing material weaknesses in our internal controls deemed ineffective; the willingness of clients to accept third-party products and services rather than our products and services; technological changes; the outcomes of litigation or regulatory proceedings; negative publicity and the impact on our reputation; changes in consumer spending and saving habits; growth and profitability of our noninterest income; the limited trading activity of our common stock; the concentration of ownership of our common stock; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our filings with the Securities and Exchange Commission; and our ability to manage the risks involved in the foregoing. Additional factors can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as amended, and our other filings with the SEC, which are available at the SEC's internet site (http://www.sec.gov). Forward-looking statements in this Presentation speak only as of the date of the Presentation, and we assume no obligation to update forward-looking statements or the reasons why actual results could differ, except as may be required by law.

Capital City Bank Group

Capital City Bank Group

BY THE NUMBERS*



Atlanta
Augusta
Macon
Savannah
Montgomery
GEORGIA
ALABAMA
Jacksonville
Tallahassee
Panama City
Gainesville
Daytona Beach
Orlando
FLORIDA
Fort Myers

Deposit-centric franchise strategically located in established rural and high-growth markets of Florida and Georgia.

1895 | Year Bank Founded

$4.2 Billion | Total Assets

$2.7 Billion | Loans Held for Investment

$3.6 Billion | Total Deposits

89% in Florida, 8.3% market share
11% in Georgia, 5.2% market share
~50/50 consumer & commercial deposit mix

$2.95 Billion | Wealth Assets Under Management

$598 Million | Market Cap

55% Retail/45% Institutional (~19% Insider) | Ownership

63 Offices | Located primarily in Florida and Georgia

105 | ATMs/ITMs

974 | Associates

*as of September 2024

ABOUT US

More than 125 Years Operating as a Stable and Profitable Franchise.

Our more than 125 years of experience operating a profitable franchise demonstrates that we adapt to the ever-changing industry conditions and the evolving needs of our clients.

- Headquartered in Tallahassee, Florida.
- 3rd largest publicly traded financial holding company headquartered in Florida.
- Seasoned leadership with experience in successfully navigating multiple business cycles and strong insider ownership.
- Deep roots in the communities we serve. Building stronger communities builds a stronger bank. Our associates donate thousands of community service hours and the CCBG Foundation donates hundreds of thousands of dollars to non-profits.
- Relationship banking model offering a full-range of traditional deposit and credit services for consumers and businesses, mortgage banking, merchant services, and bankcards.
- Tailored wealth services include asset management, trust, securities brokerage, and financial advisory services, including life insurance, risk management, and asset protection services.
- Continually seeking technology improvements to enhance client experience and to deepen client relationships, as well as to optimize delivery and operating efficiency.
- Culture built on integrity, trust and exceptional client service.

DELIVERING SHAREHOLDER VALUE

History of shareholder value growth.

HIGHLIGHTS

- TBV/Share Growth of 14% (annualized) in 2024
- Record Year Earnings in 2023 – 5 Year Avg. Annual Growth of ~15%
- TBV/Share Growth of 18.4% in 2023 – 5 Year Avg. Annual Growth of ~12%
- Dividend/Share Growth of ~15% in 2023 – 5 Year Avg. Annual Growth of ~28%

SHAREOWNER RETURN



TBV
DPS
0
5
10
15
20
25
0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70
0.80
0.90
0.32
0.48
0.57
0.62
0.66
0.76
0.87*
12.96
14.37
13.76
17.12
17.27
20.45
22.60
2018
2019
2020
2021
2022
2023
3Q24
TBV per Share
Div per Share (DPS)

DILUTED EPS vs PTPCC/DILUTED SHARE



$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$1.06
$0.97
$1.00
$1.10
$1.02
$0.74
$0.70
$0.74
$0.83
$0.77
3Q23
4Q23
1Q24
2Q24
3Q24
PTPCC/Diluted Share
Diluted Net Income

RETURN ON AVERAGE ASSETS, EQUITY



16%
14%
12%
10%
8%
6%
4%
2%
0%
11.74%
10.69%
11.07%
12.23%
10.87%
1.19%
1.12%
1.21%
1.33%
1.24%
3Q23
4Q23
1Q24
2Q24
3Q24
Return on Average Assets
Return on Average Equity

*3Q 2024 Annualized

DELIVERING SHAREHOLDER VALUE

Strong returns compared to our peers and stock indices.



COMPARISON OF TOTAL RETURNS(1)
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
DEC 21
MAR 22
JUN 22
SEP 22
DEC 22
MAR 23
JUN 23
SEP 23
DEC 23
MAR 24
JUN 24
SEP 24
CCBG
ABA NASDAQ Community Bank Index
S&P 500 Index
SPDR S&P Regional Banking ETF
KBW Regional Banking Index

(1) Total Return defined as stock price appreciation and the reinvestment of dividends at the closing date on dividend ex-date.

WHY CAPITAL CITY BANK GROUP?

Well-positioned to continue strong performance.

DEPOSIT-DRIVEN CULTURE

- Granular and Tenured Client Base – Avg. Balance ~ $30K, Tenure ~ 13 Years
- Diversified Deposit Mix of 50/50 Consumer/Business – 37% Noninterest Bearing
- Wide Range of Consumer and Commercial Product Solutions
- Strong History of Growth – 5 Year DDA CAGR of 5.78%
- Low-Cost Funding and Reduced Volatility – Cycle Total Deposit Beta of 12% (7th Lowest U.S. Banks)[1] – 28% Uninsured - Cost of Funds/FF of 15% (5 Years) and 17% (10 Years)

POSITIONED FOR GROWTH

- Footholds in 2 of the Country's Fastest Growing States – Florida and Georgia
- Growth Opportunities in 2 Expanded Markets (Florida - Emerald Coast and Georgia - Northern Arc) with Strong Demographics and Population and Business Growth
- Scalable Platforms and Product Offerings

REVENUE DIVERSIFICATION

- Granular Loan Portfolio – Avg. Loan Size of $110,000 and $10MM In-house Lending Limit
- Multiple Fee Income Sources – Deposit, Wealth and Mortgage ~ 33% of Revenue

FORTRESS BALANCE SHEET[2]

- Core Deposit Funded – No Wholesale
- Balance Sheet Flexibility – Loan/Deposit Ratio of 75%
- Proven Credit Underwriting and Risk Management – 5 Year Avg. Credit Losses of 11 BPs
- CRE Composition of 177% of Tier 1 Capital – Nominal Exposure to Office ~ $46MM (NOO) and $49MM (OO)
- Strong Capital - Tangible Capital Ratio of 9.3%
- Investment Portfolio of $900MM – 2.17 Year Duration – 75% Government

(1) S&P Global 4/1/24
As of 9/30/24

DEPOSIT FRANCHISE

HIGHLIGHTS

Deposit Portfolio Highlights

- CAGR[3] of ~ 8.22% DDA, ~8.29% MMA/SAV/NOW
- 37% Noninterest Bearing Balance[1]

DEPOSIT BETA HISTORY

Rate Cycle	Int Bearing Deposits	Total Deposits
4Q.2003 to 4Q.2006	42%	33%
4Q.2015 to 4Q.2018	15%	9%
1Q.2022 to 3Q.2024	21%	12%

AVERAGE DEPOSIT PORTFOLIO COMPOSITION



Certificates of Deposit
4%
11%
Money Market Accounts
15%
Regular Savings Accounts
33%
NOW Accounts
37%
Noninterest Bearing Deposits

AVERAGE DEPOSIT TREND

	SEP 2023 QTD	DEC 2023 QTD	MAR 2024 QTD	JUN 2024 QTD	SEP 2024 QTD
ACCOUNTS	Avg. Balance	Avg. Balance	Avg. Balance	Avg. Balance	Avg. Balance
Noninterest Bearing Deposits	1,474,574	1,416,825	1,344,188	1,346,546	1,332,305
NOW Accounts	1,125,171	1,138,461	1,201,032	1,207,643	1,145,544
Money Market Accounts	322,623	318,844	353,591	407,387	418,625
Regular Savings Accounts	579,245	557,579	539,374	519,374	512,098
Certificates of Deposits	95,203	116,797	138,328	160,078	163,462
Total Deposits	3,596,816	3,548,506	3,576,513	3,641,028	3,572,034
Total Cost of Deposits	0.58	0.66	0.85	0.95	0.91
Total Cost of Funds	0.66	0.73	0.88	0.97	0.93

ANNUAL AVERAGE DEPOSIT TREND*



2,538
114
235
370
805
1,012
2,844
104
236
424
826
1,254
3,407
102
278
537
965
1,525
3,763
95
283
628
1,065
1,691
3,670
97
300
592
1,173
1,508
3,596
154
393
524
1,185
1,340

	2019	2020	2021	2022	2023	YTD 2024
Total Cost of Deposits	0.27%	0.05%	0.02%	0.09%	0.48%	0.91%
Total Cost of Funds - CCBG	0.35%	0.16%	0.10%	0.17%	0.56%	0.93%
Total Cost of Funds - Peer[2]	0.89%	0.69%	0.30%	0.46%	1.90%	2.43%

Noninterest Bearing Deposits
NOW Accounts
Regular Savings Accounts
Certificates of Deposit
Money Market Accounts

**in $millions*
(1) YTD 9/30/24
(2) Publicly Traded $1-$5 Billion SE Commercial Banks (Source: S&P Market Intelligence)
(3) 2020-2024

POSITIONED IN ATTRACTIVE MARKETS

Significant population, business and wealth migration continue to make Florida and Georgia attractive markets.

FLORIDA

National Ranking:

- #3 Population (22.7 million)[1]
  - Population growth rate twice the national avg.[2]
- #1 Net Income Migration[3]
  - $36.1 Billion 2021-22
  - Florida boasts net income migration from 48 states and Washington, DC
- #4 Overall Business Tax Climate[4]
- #11 Corporate Tax[4]
- #1 GDP Growth Rate[5]
  - grew 9.3% in 2023, almost double New York's growth rate
  - Florida's GDP is expected to grow by 7% in 2024, higher than the national avg.
- #4 Largest State Economy[7]
- #15 Largest Economy in the World[5]
- One of only 5 states with no state income tax[4]
- Florida's FY25 State Budget: $116.5 Billion

GEORGIA

National Ranking:

- #8 Population (11.1 million)[1]
- #12 Income Migration
  - $1.3 Billion 2020-21[4]
- #1 for Business by Area Development magazine (10 years 2014-23)[8]
- #1 Workforce Development Program, Georgia Quick Start[8]
- #9 Corporate Tax[4]
- #1 Competitive Labor Market[8]
- 18 Fortune 500 Companies are Headquartered in Georgia[8]
- 440 Fortune 500 Companies have a presence in Georgia[8]
- #13 Real GDP Growth Rate[7]
  - 3.5% GDP Q2*
- #1 Atlanta named top 50 places to live in the U.S.[6]
- #8 Largest State Economy[7]
- Georgia FY25 State Budget: $36.1 Billion

HIGHLIGHTS

Favorable Trends

- Legacy Markets in Tallahassee, Gainesville, Suncoast and Macon are anchored by government, education, healthcare and small business.
- Expanded Markets in Emerald Coast and Northern Arc reflect strong population growth and attractive demographics.

Economic Drivers

- Georgia home to numerous corporate HQs, relocations and expansions.
- Baby Boomers wealth transfer, Florida a desirable retirement location.
- Florida and Georgia boast healthy GDP and business climates.

(1) S&P Global, Claritas
(2) Florida Chamber of Commerce 2022-23 U.S. Census Data
(3) The amount of income that moved into the state minus the income that moved out, Florida Chamber of Commerce, 2020-21 IRS data
(4) Tax Foundation, Note: A rank of 1 is best, 50 is worst. The report shows tax systems as of July 1, 2023 (beginning of FY 2024).
(5) Florida Chamber Foundation
(6) Money.com's top 50 places to live in the U.S. based on economic opportunities, quality of life, diversity and where the best futures lie. Atlanta topped list based on its booming jobs market and "eye on equality." Dec 13, 2023
*(7) U.S. Bureau of Economic Analysis *(Q2 2024 Preliminary)*
(8) Georgia Dept. of Economic Development

EXPANDED MARKET – EMERALD COAST


GEORGIA
ALABAMA
Panama City
FLORIDA

Strategically positioned in high-growth, favorable-demographic Northwest Florida markets.

INFLUENCERS

Significant Migration & Population Growth
- Climate appeal, moving from large, metro markets

Strong Single-Family Homebuilding Permits[1]
- Walton County: 2,139 | Bay County: 1,520

Rising Household Median Income (HHI)[2]
- Walton County ranks #19 of 67 counties
- Bay County ranks #26 of 67 counties

Low Unemployment
- Walton County: 3.5% | Bay County: 3.5%[2]

MARKET CHAMPIONS

- Northwest Florida-based real estate developer owns 169,000 acres in Walton, Bay and Gulf Counties
- Entitlements to develop over 170,000 residential units and over 20 million square feet of non-residential-use property
- 87-Acre Medical Campus under construction
- Healthcare, Higher Education, Manufacturing, Tourism, Hospitality, Military, Transportation/Logistics

	BAY COUNTY	WALTON COUNTY	FLORIDA
Market Total Deposits[2]	$7,012,197*	$2,533,065*	$935,666,778*
Population Growth Rate 2020-24[2]	7.91%	14.07%	5.51%
Projected Population Growth 2024-29[2]	7.24%	11.10%	5.25%
Median HHI 2024[2]	$67,826	$70,861	$69,226
Projected HHI Growth 2024-29[2]	9.58%	12.22%	10.26%

(1) Florida Chamber of Commerce, The Florida Scorecard
(2) S&P Global, (deposits June 2024, unemployment July 2024)
**(000s)*

CAPITAL CITY BANK'S PRESENCE



Watersound Origins Office

Experienced and established team deeply rooted in the region, offering banking, mortgage and wealth services for individuals and businesses.

West Bay planned for Q1 2025
Fronts St. Joe's Latitude Margaritaville community, 3,500 homes planned for phase 1. Buyers from 50 states.

Watersound opened in 2023
Fronts St. Joe's Origins community, 1,100 homes planned. Buyers from 32 states.

Panama City Beach opened in 2020
Fronts St. Joe's Breakfast Point community, 1,198 homes planned.

Additional offices in region:
Lynn Haven - LPO/ITM
Dune Lakes - LPO
Port St. Joe - Full-service
Chipley - Full-service

EXPANDED MARKET – NORTHERN ARC


Atlanta
GEORGIA

Well-positioned to leverage favorable population and business growth.

INFLUENCERS

Significant Migration & Population Growth
- Atlanta is the 9th largest metro in the U.S.
- Gwinnett County population 995,170[1] | Ranks #2 largest in Georgia
- Cobb County population 781,902[1] | Ranks #3 largest in Georgia

Rising Household Median Income (HHI)
- Gwinnett County Ranks #20[1] of 159 counties
- Cobb County Ranks #8[1] of 159 counties

Low Unemployment
- Cobb County: 3.4% | Gwinnett County: 3.5[1]

Infrastructure Supports Continued Growth
- Direct access to U.S. and global markets through air, road, rail and sea.[3]

MARKET CHAMPIONS

- Gwinnett County boasts 26 company relocations and expansion in 2022[2]
- Talent runs deep, labor force of 5.3 million and top-ranked colleges, universities, and skilled-labor training [3]
- Key Industries: automotive technology, cybersecurity, supply chain logistics, food processing, data centers, and aerospace.
- HQs for major employers such as

LOCKHEED MARTIN

THE HOME DEPOT

DELTA

CAPITAL CITY BANK'S PRESENCE


Capital City Bank

Duluth office

Local, experienced bankers offer the personal service of a community bank with sophisticated product packages of larger financial institutions.

Duluth office opened in Q2 -2023
(Gwinnett County)

Marietta office opened in Q4 - 2022
(Cobb County)

	COBB COUNTY	GWINNETT COUNTY	GEORGIA
Market Total Deposits[1]	$30,702,403*	$29,385,654*	$372,214,560*
Population Growth 2020-24[1]	2.06%	3.98%	3.40%
Projected Population Growth 2024-29[1]	2.95%	4.64%	3.67%
Median HHI 2024[1]	$94,422	$80,716	$72,877
Projected HHI Growth 2024-29[1]	8.28%	6.30%	9.95%

(1) S&P Global (deposits June 2024, unemployment July 2024)
(2) Partnership Gwinnett 2022 Annual Report
(3) Georgia Dept. of Economic Development
** (000s)*

LEGACY MARKETS

CCBG's strong foothold in Legacy Markets in Florida and Georgia offers continued growth opportunities.

		TALLAHASSEE MSA	GAINESVILLE MSA	SUNCOAST MARKET[2]	FLORIDA RURAL COMBINED 12 Markets	MACON MSA	GEORGIA RURAL COMBINED 3 Markets
DEPOSIT MARKET-MSA	Total Deposits[1]	$1,608,492*	$531,954*	$289,388*	$961,489*	$126,644*	$239,120*
	Market Share[1]	13.8%	4.8%	5.2%		2.4%	
	Market Share Rank for Deposit [1]	#1	#8	#6	Top 3 Market Share in 7 of 12 Markets	#12	Top 3 Market Share in 1 of 3 Markets
LEGACY DEMOGRAPHICS	Projected Population Growth [1]	2.9%	4.7%	7.75%[3]		.26%	
	Projected HH Income Growth [1]	8.4%	12.4%	12.7%[3]		11.24%	
	Market Champions	Government, Education, Professional	Education, Healthcare, Retail Distribution	Education, Healthcare, Government	Agriculture, Manufacturing, County Seat	Education, Healthcare, Defense	Agriculture, Manufacturing, County Seat

		CCBG GEORGIA MARKETS	GEORGIA	CCBG FLORIDA MARKETS	FLORIDA	UNITED STATES
STATE/NATIONAL DEMOGRAPHICS	Total Deposits[1]	$406,818*	$372,214,560*	$3,238,912*	$935,666,778*	$20,423,850,752*
	Population Growth Rate 2020-24[1]	2.56%	3.40%	7.11%	5.51%	1.42%
	Projected Population Growth Rate[1]	3.28%	3.67%	6.24%	5.25%	2.40%
	Median HHI 2024 [1]	$56,561	$72,877	$60,765	$69,226	$75,874
	Projected HHI Growth [1]	2.89%	9.95%	10.65%	10.26%	10.12%

(1) S&P Global (deposits June 2024)
(2) Suncoast Market includes Hernando and Citrus Counties
(3) only Hernando County projections
**(000s)*

STRATEGIC TECHNOLOGY INVESTMENTS

Investing in and implementing digital, scalable platforms to enhance client service, propel growth and fortify bank security.

Create Exceptional Client and Associate Experiences

- Expand ITM locations
- Enhanced self-service tools for digital banking
- Implemented new intranet to improve associate productivity and connections
- Deployed new imaging platform with elevated transaction insight and fraud detection

Deepen Client Relationships

Data-driven Decision Making

- Use data analytics for cross-sell opportunities with existing clients
- Leverage business intelligence to identify and attract new clients

Simplify Workflows

- Automate indirect lending decisions
- Outsource core in-house platform to enhance flexibility, mitigate talent-management risk and improve business continuity
- Enhance small business loan application process

Improve Operational Efficiency through Channel Optimization

- Enhance IT and cybersecurity functions
- Implement collaboration tools
- Upgraded commercial deposit platform
- Implemented enterprise automation solution to electronically manage business processes resulting in increased efficiency, accuracy, and timeliness



Strategic Initiatives
Data-driven Decision Making
Enhance Regulatory and Compliance Programs
Simplify Workflows
Expand/ Optimize Footprint
Security and Business Continuity
Generate Revenue
Create Exceptional Client & Associate Experiences
Reduce Expenses
Continuous System Upgrades

LOAN DIVERSIFICATION

HIGHLIGHTS

- Top 25 loan relationships 6% of total loans
- Total loan portfolio avg. loan size $110,000
- In-house lending limit of $10 million

LOAN PORTFOLIO
$2,683,096


1%
Direct Consumer
<1%
Other Loans
7%
Commercial Loans
6%
Indirect Auto
8%
Home Equity R/E
8%
Construction R/E
31%
Commercial R/E
38%
Residential R/E

CRE COMPOSITION
$707,418
177% of Tier 1 Capital


1%
Land Development
14 %
Vacant Land
30%
Construction
55%
Improved Property

IMPROVED PROPERTY COMPOSITION
$389,274
98% of Tier 1 Capital


Gas Station/C-Store
2%
1%
Commercial Condos
7%
Other
8%
Industrial/ Warehouse
12%
Office(2)
18%
Multi-Family
21%
Hotel/Motel
31%
Retail

CONSTRUCTION & LAND DEVELOPMENT
$318,144
80% of Tier 1 Capital


3%
Land Development
31%
Vacant Land
66%
Construction(3)

3Q2024-EOM
(2) Avg. Loan = $568,000
(3) Includes $100 million of Residential Construction-Perm loans

GENERATE LOAN GROWTH

PERIOD END LOANS HFI

($ In Millions /% Growth)


$3,000
$2,500
$2,000
$1,500
$1,000
$500
7.3%
$1,774
3.5%
$1,836
9.3%
$2,006
(3.7%)(1)
$1,931
32.0%
$2,548
7.3%
$2,734
-2.5%
$2,683
2018
2019
2020
2021
2022
2023
3Q24

	2018	2019	2020	2021
Total SBA PPP (in millions)			178	0.2

(1) Includes SBA PPP Activity - Ex SBA PPP = 5.6% core growth

GROWTH BY SEGMENT


$2,705,181
$2,733,918
$2,731,172
$2,690,223
$2,683,096
$2,500
$2,000
$1,500
$1,000
$500
0
8.2% 7.3% 30.6% 35.7% 7.5% 9.7%
8.2% 7.2% 30.2% 36.6% 7.7% 9.1%
8.0% 7.4% 30.2% 37.1% 7.9% 8.5%
7.6% 7.5% 30.6% 37.6% 7.8% 7.8%
7.3% 8.2% 30.6% 38.1% 7.9% 7.0%

	3Q23	4Q23	1Q24	2Q24	3Q24
Commercial Loans	$221,704	$225,190	$218,298	$204,990	$194,625
Construction R/E	$197,526	$196,091	$202,692	$200,754	$218,899
Commercial R/E	$828,234	$825,456	$823,690	$823,122	$819,955
Residential R/E	$966,512	$1,001,257	$1,012,791	$1,012,541	$1,023,485
Home Equity R/E	$203,606	$210,920	$214,617	$211,126	$210,988
Direct Consumer	$23,343	$23,019	$23,034	$24,558	$24,427
Indirect Auto	$261,779	$247,975	$231,134	$209,654	$188,878
Other - LIP	$2,476	$4,008	$4,915	$3,478	$1,839
Total Loans HFI	2,705,181	2,733,918	2,731,172	2,690,223	2,683,096

DIVERSIFIED REVENUES

HIGHLIGHTS

- Wealth AUM of $2.95 Billion - 5-Year CAGR of ~10.71%
- Scalable Mortgage Banking Operation
- Strong Deposit-Related Fees
- Diversified Loan Portfolio

INTEREST INCOME[1]
$144.9 MILLION


1% Direct Consumer
Indirect Auto
5%
6% Funds Sold & Deposits
7% Commercial Loans
8% Construction R/E
9% Investment Securities
10% Home Equity R/E
25% Commercial R/E
29% Residential R/E

FEE INCOME[1]
$57.2 MILLION


9% Other
28% Deposit Fees
19% Bank Card Fees
32.7% of Operating Revenues
20% Mortgage Banking Revenues - CCHL (51% ownership)
24% Wealth Management Fees

(1) YTD - 09/30/24

CAPITAL

HIGHLIGHTS

- YoY[1] Growth of **17.55%** in TBV/Share and **14.95%** in TCE Ratio
- $201MM in Excess Regulatory Capital (Above Well-Capitalized)
- Adjusted TCE Ratio of **8.97%** if HTM Securities Loss was Recognized in AOCI

REGULATORY CAPITAL


$500
$400
$300
$200
$100
0

	3Q23	4Q23	1Q24	2Q24	3Q24
Tier 1 Capital Ratio	15.11	15.37	15.67	16.31	16.77
RBC Ratio	16.30	16.57	16.84	17.50	17.97
Common Equity Tier 1	13.26	13.52	13.82	14.44	14.88
Excess Regulatory Capital	$159,504	$167,558	$174,861	$190,308	$201,450

Tier 1 Capital · RBC · Common Equity Tier 1 Capial · Excess Regulatory Capital

TANGIBLE COMMON EQUITY


$400
$350
$300
$250
$200
$150
$100
$50
0
$327K
8.08%
$289K
7.16%
$348K
8.26%
$323K
7.67%
$355K
8.53%
$332K
7.99%
$368K
8.91%
$346K
8.38%
$384K
9.28%
$371K
8.97%

	3Q23	4Q23	1Q24	2Q24	3Q24
TBV/ Share	19.22	20.45	20.97	21.69	22.60
Adj. TBV/ Share	17.05	18.99	19.64	20.41	21.84

TCE · Adj. Tangible Capital

(1) 9/30/24 vs 9/30/23

FORTRESS BALANCE SHEET

CREDIT QUALITY

HIGHLIGHTS

- Proven **strong** underwriting and risk management
- 5 year avg. annual credit losses of **11 basis points**
- ACL coverage **1.11% of loans**

NON-PERFORMING LOANS*

(% of Loans HFI)



$8
$4
$0
0.29%
$5.9
0.22%
$4.3
0.09%
$2.7
0.23%
$6.2
0.25%
$7.2
2020
2021
2022
2023
3Q24

CLASSIFIED LOANS*

(% of Total Loans HFI)



$24
$18
$12
$6
$0
0.87%
$18
0.93%
$18
0.76%
$19
0.81%
$22
0.95%
$25
2020
2021
2022
2023
3Q24

ACL ACTIVITY*(1)



$30
$25
$20
$15
$10
$5
$0
$23.8
$21.6
$25.1
$29.9
$29.8
1.30%
1.19%
0.12%
1.12%
1.11%
(0.03)%
0.98%
0.16%
1.10%
0.18%
1.11%
0.20%
2020
2021
2022
2023
3Q24

(000's)	2020	2021	2022	2023	3Q24
Provision for Credit Losses(2)	8,303	(1,553)	7,494	9,714	3,330
CECL Adoption	3,269	-	-	-	-
Net Charge-Offs(2)	2,393	(632)	3,935	4,722	3,995

Allowance for Credit Losses ("ACL")
ACL Coverage Ratio (Loans HFI less SBA PPP)
ACL Coverage Ratio (Loans HFI)
Net Charge Ratio

*in millions

(1) HFI loans only; does not include $2.5 million in allowance for unfunded loans at 9/30/24.

(2) YTD 9/30/24

INTEREST RATE RISK PROFILE

HIGHLIGHTS

- 74% of Loan Portfolio is Variable or Adjustable
- 42% of Loan Portfolio Reprices within One Year
- 100% of Investment Portfolio Reprices < 3 years (2.17 Duration)

LOAN REPRICING [(1)] - HFI LOANS


16%
>60 Months
18%
Overnight
28%
36 - 60 Months
24%
12 Months
14%
24 Months

LOAN RATE MIX


26% Fixed
58% Adjustable
$2,683
(in millions)
16% Variable

(1) Static Gap - Contractual Cash Flows

CULTURE & ACCOLADES

Our culture distinguishes us from our competitors and is the driving force behind our continued success. Leadership is committed to a culture that values people alongside results.

OUR BRAND PROMISE

More than your bank. Your banker.

OUR PURPOSE

We empower our clients' financial wellness and help them build secure futures.

OUR VISION

We are the bank of choice for individuals and businesses seeking a financial partnership built on integrity, personal relationship, trusted advice and exceptional experiences.

CORE VALUES

Do the Right Thing
Build Relationships & Loyalty
Embrace Individuality & Value Others
Grow a Career Here
Be Committed to Community
Represent the Star Proudly

ACCOLADES

Forbes

America's Best Banks 2024
Ranked #15

Forbes Financial All-Stars 2023

America's Best-in-State Banks 2024
Ranked #4 in Florida, Ranked #3 in Georgia

AMERICAN BANKER

Best Banks to Work For 2024
12 Consecutive Years

Florida Trend

Best Companies to Work for in Florida 2024
13 Consecutive Years

LPL Financial

Capital City Investments received LPL Chairman's Award 2023, 2022, 2021

Capital City Investments has consistently ranked in the top 30 for revenue among more than 1,100 financial institutions

Cobb Life Magazine's
Best Of Cobb
Capital City Bank 2024
Capital City Home Loans 2024

Emerald Coast Magazine
Best of the Emerald Coast 2024

Hernando Sun
Readers' Choice Award 2023

Levy Citizen
Best of the Tricounty Financial Institution 2024

Levy Citizen
Best of the Tricounty Investment Counselor:
Danny Etheridge,
Capital City Investments 2024

Palatka Daily News
Readers' Choice Award 2023

Tallahassee Magazine
Best of Tallahassee 2023

Tallahassee Democrat
Community's Choice Awards
Top Bank 2024

SUPPLEMENTAL INFORMATION

THIRD QUARTER 2024

HIGHLIGHTS - 3Q24 VS 2Q24

Income Statement

- Tax-equivalent net interest income totaled $40.3 million compared to $39.3 million for the prior quarter
- Net interest margin increased 10 basis points to 4.12% (earning asset yield up 7 basis points and total deposit cost down 3 basis points to 92 basis points)
- Stable credit quality metrics and credit loss provision - net loan charge-offs were 19 basis points (annualized) of average loans – allowance coverage ratio increased to 1.11% at September 30, 2024
- Noninterest income remained stable, decreasing $0.1 million, or 0.5%, and reflected a $0.4 million decline in mortgage banking revenues partially offset by a $0.3 million increase in wealth management fees
- Noninterest expense increased $2.5 million, or 6.1%, due to increases in compensation (annual merit and health care) and other expenses (professional and processing). Other expense also included a $0.5 million expense related to a counterparty payment for our VISA Class B share swap

Balance Sheet

- Loan balances decreased $33.2 million, or 1.2% (average), and declined $7.1 million, or 0.3% (end of period)
- Deposit balances decreased by $69.0 million, or 1.9% (average), and decreased $29.5 million, or 0.8% (end of period), reflecting the seasonal decline in our public fund balances
- Tangible book value per diluted share (non-GAAP financial measure) increased $0.91, or 4.2%

PERFORMANCE HIGHLIGHTS			
INCOME STATEMENT	**3Q24**	**2Q24**	**3Q23**
Interest Income	49,328	48,766	45,753
Interest Expense	9,117	9,497	6,473
Net Interest Income	40,211	39,269	39,280
Provision for Credit Losses	1,206	1,204	2,393
Noninterest Income	19,513	19,606	16,728
Noninterest Expense	42,921	40,441	39,105
Income Taxes	2,980	3,189	3,004
Noncontrolling Interest	501	109	1,149
Diluted Earnings Per Share	0.77	0.83	0.74
RATIOS			
Return on Average Assets	1.24	1.33	1.19
Return on Average Equity	10.87	12.23	11.74
Net Interest Margin	4.12	4.02	4.03
Net Charge-offs to Average Loans	0.19	0.18	0.17
Efficiency Ratio (FTE)	71.81	68.61	69.88
Dividend Payout Ratio	30.12	25.23	27.25
BALANCE SHEET			
Investments	904,643	896,462	969,713
Loans Held for Investment	2,683,096	2,690,223	2,705,181
Total Assets	4,225,316	4,225,695	4,138,287
Noninterest Bearing Deposits	1,330,715	1,343,606	1,472,165
Interest Bearing Deposits	2,248,362	2,264,958	2,068,280
Total Deposits	3,579,077	3,608,564	3,540,445
Capital	476,499	460,999	419,706
RATIOS			
Diluted Tangible Book Value Per Share	22.60	21.69	19.22
Tangible Common Equity	9.28	8.91	8.08
Nonperforming Loans to Loans HFI	0.25	0.21	0.17
Reserve to Loans	1.11	1.09	1.08
Reserve to Nonperforming Loans	452.64	529.79	619.58

NON-GAAP FINANCIAL MEASURES

NON-GAAP FINANCIAL MEASURES TOTALS (THOUSANDS)[1]	2020	2021	2022	2023	3Q24
Shareowners' Equity (GAAP)	320,837	383,166	387,281	440,625	476,499
Less: Goodwill (GAAP)	89,095	93,253	93,093	92,933	92,813
Tangible Shareowners' Equity (non-GAAP)	231,742	289,913	294,188	347,692	383,686
Total Assets (GAAP)	3,798,071	4,263,849	4,519,223	4,304,477	4,225,316
Less: Goodwill (GAAP)	89,095	93,253	93,093	92,933	92,813
Tangible Assets (non-GAAP)	3,708,976	4,170,596	4,426,130	4,211,544	4,132,503
Tangible Common Equity Ratio	6.25%	6.95%	6.65%	8.26%	9.28%

	2022[2]	2023[2]	3Q24[2]
Income Before Income Taxes (GAAP)	41,210	65,299	49,530
Plus: Provision for Loan Losses (GAAP)	7,494	9,714	3,330
Plus: Other Real Estate Owned Expense (GAAP)	(337)	(1,968)	83
YTD Pre Tax Pre Credit Costs	48,367	73,045	52,943
AVG Diluted Shares Outstanding	16,985	17,023	16,966
Pre-Tax Pre-Credit Costs per Diluted Share	2.84	4.29	3.12

(1) End of Period
(2) YTD 9/30/24

Capital City Bank Group

Corporate Headquarters
217 North Monroe Street
Tallahassee, FL 32301

www.ccbg.com